November 11, 2002

        SUPPLEMENT TO THE MARCH 1, 2002 CLASS A, B, C AND CLASS Y SHARES
                   PROSPECTUSES OF PIONEER MID CAP VALUE FUND


MANAGEMENT

The following replaces the section entitled "Portfolio manager":

PORTFOLIO MANAGEMENT
Day-to-day management of the fund's portfolio is the responsibility of J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager. The portfolio managers are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. The portfolio managers may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst, was the fund's assistant portfolio manager from 1996 to 1997 and has been an investment professional since 1988. Mr. Gavin is a vice president and joined Pioneer in 2002 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Gavin was employed as an analyst at Boston Partners from 2000 to 2002 and at Delphi Management from 1998 to 2000.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the portfolio managers and the domestic equity team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.




















                                                                   12601-00-1102
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds